                                                                      EXHIBIT 16

                          Continental Assurance Company
                              Separate Account (B)

The Average Annual Total Return on an investment of $1,000 for one year, five year and ten year periods ending December 31, 2001.


---------------------------------------------------------------------------------------------------------------
                                                      1 YEAR                5 YEARS               10 YEARS
                                                1-1-01 TO 12-31-02    1-1-97 TO 12-31-02     1-1-92 TO 12-31-02
---------------------------------------------------------------------------------------------------------------
LEVEL DEDUCTION CONTACT
   FOR 403(b) PLANS
Investment                                      $            1,000    $            1,000     $            1,000
Less Sales Load (5%)                                           (50)                  (50)                   (50)
Less Adm Exp (1%)                                              (10)                  (10)                   (10)
                                                ------------------    ------------------     ------------------
Net Investment                                  $              940    $              940     $              940
---------------------------------------------------------------------------------------------------------------
                              ERV               $           721.25    $           859.92     $         1,970.18
---------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURN                           (22.88)%               (2.97)%                 7.02%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
GRADED DEDUCTION CONTRACT
   FOR 403(b) PLANS
Investment                                      $            1,000    $            1,000     $            1,000
Less Sales Load (5%)                                           (50)                  (50)                   (50)
                                                ------------------    ------------------     ------------------
Net Investment                                  $              950    $              950     $              950
Contract fee @ $30/yr
---------------------------------------------------------------------------------------------------------------
                              ERV               $           701.25    $           756.75     $         1,667.47
---------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURN                           (29.88)%               (5.42)%                 5.25%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
HR-10 PLANS
Investment                                      $            1,000    $            1,000     $            1,000
Less Sales Load (7%)                                           (70)                  (70)                   (70)
Less Adm Exp (1.5%)                                            (15)                  (15)                   (15)
                                                ------------------    ------------------     ------------------
Net Investment                                  $              915    $              915     $              915
Acctg fee: $20 1st yr; $10 ea add'l yr
Accounting withdrawal fee $10
Surrender fee $20 (2%)
---------------------------------------------------------------------------------------------------------------
                              ERV               $           676.25    $           797.07     $         1,752.68
---------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURN                           (32.38)%               (4.43)%                 5.77%
---------------------------------------------------------------------------------------------------------------

P(1+T)(n)=ERV
P = a hypothetical Initial Payment of $1,000
T = Average annual total return
n = numbers of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and 10-year period, at the end of the one, five and 10-year period.

Ten Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/1992        7.70                  1,000.00        6.00%        0.00      157.14        60.00    1,097.14       9.71%
12/31/1993        8.91        15.71%    1,097.14        0.00%        0.00       -7.39         0.00    1,089.75      -0.67%
12/31/1994        8.85        -0.67%    1,089.75        0.00%        0.00      355.86         0.00    1,445.62      32.66%
12/31/1995       11.74        32.66%    1,445.62        0.00%        0.00      295.53         0.00    1,741.14      20.44%
12/31/1996       14.14        20.44%    1,741.14        0.00%        0.00      437.13         0.00    2,178.28      25.11%
12/31/1997       17.69        25.11%    2,178.28        0.00%        0.00      475.31         0.00    2,653.58      21.82%
12/31/1998       21.55        21.82%    2,653.58        0.00%        0.00      890.27         0.00    3,543.86      33.55%
12/31/1999       28.78        33.55%    3,543.86        0.00%        0.00     -296.76         0.00    3,247.10      -8.37%
12/31/2000       26.37        -8.37%    3,247.10        0.00%        0.00     -725.27         0.00    2,521.83     -22.34%
12/31/2001       20.48       -22.34%    2,521.83        0.00%        0.00     -551.65         0.00    1,970.18     -21.88%
12/31/2002       16.00       -21.88%    1,970.18

                Value at 12/31/2002:    1,970.18
                Value at 12/31/1992:    1,000.00
                        Time Period:      10 yrs
                      Period Return:      97.02%
                      Annual Return:       7.02%

Five Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/1997       17.69                  1,000.00        6.00%        0.00      218.20        60.00    1,158.20      15.82%
12/31/1998       21.55        21.82%    1,158.20        0.00%        0.00      388.58         0.00    1,546.78      33.55%
12/31/1999       28.78        33.55%    1,546.78        0.00%        0.00     -129.53         0.00    1,417.25      -8.37%
12/31/2000       26.37        -8.37%    1,417.25        0.00%        0.00     -316.56         0.00    1,100.70     -22.34%
12/31/2001       20.48       -22.34%    1,100.70        0.00%        0.00     -240.78         0.00      859.92     -21.88%
12/31/2002       16.00       -21.88%      859.92

                Value at 12/31/2002:      859.92
                Value at 12/31/1997:    1,000.00
                        Time Period:       5 yrs
                      Period Return:     -14.01%
                      Annual Return:      -2.97%

One Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/2001       20.48                  1,000.00        6.00%        0.00     -218.75        60.00      721.25     -27.88%
12/31/2002       16.00       -21.88%      721.25

                Value at 12/31/2002:      721.25
                Value at 12/31/2001:    1,000.00
                        Time Period:       1 yrs
                      Period Return:     -27.88%
                      Annual Return:     -27.88%

Ten Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/1992        7.70                  1,000.00       5.00%        30.00      157.14       80.00     1,077.14       7.71%
12/31/1993        8.91        15.71%    1,077.14       0.00%        30.00       -7.25       30.00     1,039.89      -3.46%
12/31/1994        8.85        -0.67%    1,039.89       0.00%        30.00      339.58       30.00     1,349.47      29.77%
12/31/1995       11.74        32.66%    1,349.47       0.00%        30.00      275.87       30.00     1,595.34      18.22%
12/31/1996       14.14        20.44%    1,595.34       0.00%        30.00      400.53       30.00     1,965.87      23.23%
12/31/1997       17.69        25.11%    1,965.87       0.00%        30.00      428.96       30.00     2,364.82      20.29%
12/31/1998       21.55        21.82%    2,364.82       0.00%        30.00      793.40       30.00     3,128.22      32.28%
12/31/1999       28.78        33.55%    3,128.22       0.00%        30.00     -261.95       30.00     2,836.27      -9.33%
12/31/2000       26.37        -8.37%    2,836.27       0.00%        30.00     -633.51       30.00     2,172.76     -23.39%
12/31/2001       20.48       -22.34%    2,172.76       0.00%        30.00     -475.29       30.00     1,667.47     -23.26%
12/31/2002       16.00       -21.88%    1,667.47

                Value at 12/31/2002:    1,667.47
                Value at 12/31/1992:    1,000.00
                        Time Period:      10 yrs
                      Period Return:      66.75%
                      Annual Return:       5.25%

Five Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/1997       17.69                  1,000.00       5.00%        30.00      218.20       80.00     1,138.20      13.82%
12/31/1998       21.55        21.82%    1,138.20       0.00%        30.00      381.87       30.00     1,490.07      30.91%
12/31/1999       28.78        33.55%    1,490.07       0.00%        30.00     -124.78       30.00     1,335.29     -10.39%
12/31/2000       26.37        -8.37%    1,335.29       0.00%        30.00     -298.25       30.00     1,007.04     -24.58%
12/31/2001       20.48       -22.34%    1,007.04       0.00%        30.00     -220.29       30.00       756.75     -24.85%
12/31/2002       16.00       -21.88%      756.75

                Value at 12/31/2002:      756.75
                Value at 12/31/1997:    1,000.00
                        Time Period:       5 yrs
                      Period Return:     -24.32%
                      Annual Return:      -5.42%

One Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/2001       20.48                  1,000.00       5.00%        30.00     -218.75       80.00       701.25     -29.88%
12/31/2002       16.00       -21.88%      701.25

                Value at 12/31/2002:      701.25
                Value at 12/31/2001:    1,000.00
                        Time Period:       1 yrs
                      Period Return:     -29.88%
                      Annual Return:     -29.88%

Ten Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/1992        7.70                   1,000.00       8.50%       20.00       157.14      105.00    1,052.14        5.21%
12/31/1993        8.91        15.71%     1,052.14       0.00%       10.00        -7.09       10.00    1,035.06       -1.62%
12/31/1994        8.85        -0.67%     1,035.06       0.00%       10.00       338.00       10.00    1,363.06       31.69%
12/31/1995       11.74        32.66%     1,363.06       0.00%       10.00       278.65       10.00    1,631.71       19.71%
12/31/1996       14.14        20.44%     1,631.71       0.00%       10.00       409.66       10.00    2,031.37       24.49%
12/31/1997       17.69        25.11%     2,031.37       0.00%       10.00       443.25       10.00    2,464.62       21.33%
12/31/1998       21.55        21.82%     2,464.62       0.00%       10.00       826.88       10.00    3,281.49       33.14%
12/31/1999       28.78        33.55%     3,281.49       0.00%       30.00      -274.79       30.00    2,976.70       -9.29%
12/31/2000       26.37        -8.37%     2,976.70       0.00%       30.00      -664.88       30.00    2,281.83      -23.34%
12/31/2001       20.48       -22.34%     2,281.83       0.00%       30.00      -499.15       30.00    1,752.68      -23.19%
12/31/2002       16.00       -21.88%     1,752.68

                Value at 12/31/2002:     1,752.68
                Value at 12/31/1992:     1,000.00
                        Time Period:       10 yrs
                      Period Return:       75.27%
                      Annual Return:        5.77%

Five Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
 12/31/1997       17.69                  1,000.00       8.50%       20.00       218.20      105.00    1,113.20       11.32%
 12/31/1998       21.55       21.82%     1,113.20       0.00%       10.00       373.48       10.00    1,476.68       32.65%
 12/31/1999       28.78       33.55%     1,476.68       0.00%       10.00      -123.66       10.00    1,343.03       -9.05%
 12/31/2000       26.37       -8.37%     1,343.03       0.00%       10.00      -299.98       10.00    1,033.05      -23.08%
 12/31/2001       20.48      -22.34%     1,033.05       0.00%       10.00      -225.98       10.00      797.07      -22.84%
 12/31/2002       16.00      -21.88%       797.07

                Value at 12/31/2002:       797.07
                Value at 12/31/1997:     1,000.00
                        Time Period:        5 yrs
                      Period Return:      -20.29%
                      Annual Return:       -4.43%

One Year Example


                             Yearly                                            Gross         Fees                    Net
   Time         Unit Val     Return       Beg Bal      % fees       $ fees    Earnings       Paid     End Bal       Return
12/31/2001       20.48                   1,000.00       8.50%       20.00      -218.75      105.00      676.25      -32.38%
12/31/2002       16.00       -21.88%       676.25

                Value at 12/31/2002:       676.25
                Value at 12/31/2001:     1,000.00
                        Time Period:        1 yrs
                      Period Return:      -32.38%
                      Annual Return:      -32.38%